Columbia Commodity Strategy Fund
(the “Fund”)
Supplement dated July 28, 2011
to the Prospectus and Statement of Additional Information (SAI) dated July 28, 2011
The information in the “Summary of the Fund” section of the Prospectus under the caption “Fund Management” is hereby replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Managed Fund Since
David Donora	Portfolio Manager	2011
Nicolas Robin	Portfolio Manager	2011
The portfolio managers who lead the team responsible for the day-to-day portfolio management of the Fund, including the assets of the Subsidiary, as described in the “More Information About the Fund” section of the Prospectus under the caption “Fund Management and Compensation — Investment Manager — Threadneedle” is hereby replaced with the following:
David Donora, Portfolio Manager
•	Managed the Fund since 2011.

•	Joined Threadneedle in 2008 as a fund manager specializing in commodities.

•	Began investment career in 1982 and previously worked at Marine Midland Bank, UBS AG, Canadian Imperial Bank of Commerce (CIBC) and Refco Overseas Ltd.

•	BA in Finance, University of Notre Dame.
Nicolas Robin, Portfolio Manager
•	Managed the Fund since 2011.

•	Joined Threadneedle in 2010 as a fund manager specializing in commodities.

•	Began investment career in 2001 and previously worked at Barep Asset Management (SociétéGénérale Group) and JPMorgan Chase & Co.

•	BSc in Government and Economics and MSc in Political Theory, London School of Economics.
The rest of the section remains unchanged.
“Table 5. Portfolio Managers” in the SAI is hereby revised to remove reference to Daniel Belchers as a portfolio manager on Columbia Commodity Strategy Fund.